                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential for use of the Commission only (as permitted by Rule
     14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       First Niagara Financial Group, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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[_] Fee previously paid with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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3)  Filing Party:

4)  Date Filed:

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                       First Niagara Financial Group, Inc.
                      6950 South Transit Road, P.O. Box 514
                            Lockport, New York 14095
                                 (716) 625-7500

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held On January 9, 2003

     Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of First Niagara Financial Group, Inc. (the "Company") will be held at Sean Patrick's Banquet Facility, 3480 Millersport Highway, Getzville, New York, at 11:00 a.m., New York time, on January 9, 2003. As of the date hereof, the Company owns 100% of the common stock of First Niagara Bank (the "Bank") and is majority-owned by the Mutual Holding Company.

     A Proxy Statement and Proxy Card for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

     1. A plan of re-chartering by which the Company will convert its charter from a Delaware corporation to a Federal corporation;

     2. A plan of conversion and reorganization (the "Plan") pursuant to which First Niagara Financial Group, MHC (the "Mutual Holding Company") will be merged into the Bank, and the Company will be succeeded by a new Delaware corporation with the same name as the Company which has been established for the purpose of completing the conversion. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering. Common stock of the Company currently held by public stockholders will be converted into new shares pursuant to an exchange ratio that will ensure that stockholders at the time of the conversion will own the same percentage of First Niagara Financial Group, Inc. after the conversion as was held immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on November 15, 2002 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO VOTE THE ENCLOSED PROXY CARD WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                            By Order of the Board of Directors


                                            /s/Robert N. Murphy
                                            Robert N. Murphy
                                            Corporate Secretary

Lockport, New York
November 14, 2002

     IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
      ALTERNATIVELY, YOU MAY USE THE TELEPHONE OR INTERNET VOTING OPTIONS
                             DESCRIBED ON THE PROXY.

          QUESTIONS AND ANSWERS FOR THE SPECIAL MEETING OF STOCKHOLDERS
                     OF FIRST NIAGARA FINANCIAL GROUP, INC.

Q.   WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

A. First Niagara Financial Group stockholders at the close of business on November 15, 2002 are being asked to vote on two proposals. First, stockholders of First Niagara Financial Group will vote on a plan of re-chartering by which First Niagara Financial Group will convert its charter from a Delaware-chartered corporation to a federally chartered corporation.

     Second, stockholders will vote on the proposed plan of conversion and reorganization, which describes how First Niagara Financial Group, MHC will convert to stock form and how First Niagara Financial Group will offer to depositors of First Niagara Bank and the public the ownership interest in First Niagara Financial Group now owned by First Niagara Financial Group, MHC.

Q: WHY IS FIRST NIAGARA FINANCIAL GROUP PRESENTING THE RE-CHARTERING PROPOSAL FOR STOCKHOLDER APPROVAL?

A: Effective November 8, 2002, First Niagara Bank converted its charter to a federal stock savings bank and First Niagara Financial Group, MHC converted its charter to a federal mutual holding company. As a result of these charter conversions, First Niagara Financial Group became a savings and loan holding company regulated by the Office of Thrift Supervision. The OTS requires First Niagara Financial Group, as a result of the bank and mutual holding company charter conversions, to convert to a federal corporation. The Board of Directors of First Niagara Financial Group is therefore seeking stockholder approval of the re-chartering of First Niagara Financial Group as a federal corporation. First Niagara Financial Group, MHC will vote in favor or the re-chartering, assuring stockholder approval of the re-chartering.

Q. WHAT IS THE EFFECT OF THE RE-CHARTERING IF THE MUTUAL TO STOCK CONVERSION IS COMPLETED?

A. It is anticipated that the re-chartering will be effective immediately prior to consummation of the conversion and stock offering. Accordingly, if the mutual to stock conversion of First Niagara Financial Group, MHC and related stock offering is consummated, the re-chartering will be utilized solely to facilitate the mutual to stock conversion. However, if the mutual to stock conversion of First Niagara Financial Group, MHC is not consummated, we will nevertheless proceed with the re-chartering and stockholders will own shares in First Niagara Financial Group, Inc., a federal corporation.

Q.   WHAT ARE REASONS FOR THE MUTUAL TO STOCK CONVERSION AND RELATED STOCK
     OFFERING?

A. The primary reasons for the conversion are to facilitate acquisitions of other financial institutions, support internal growth through lending, improve our overall competitive position and enhance stockholder returns. The additional capital raised in the conversion will also support increased lending, expansion of our retail banking franchise, and introduction of new products and services.

Q. WHAT WILL STOCKHOLDERS RECEIVE FOR THEIR EXISTING FIRST NIAGARA FINANCIAL GROUP SHARES?

A. As more fully described in the prospectus section entitled "The Conversion," depending on the number of shares sold in the offering, each share of common stock that you own upon completion of the conversion will be exchanged for between 2.1988 new shares at the minimum and 3.4211 new shares at the adjusted maximum of the offering range (though cash will be paid in lieu of fractional shares).

                                      (i)

Q. WHY WILL THE SHARES THAT I RECEIVE BE BASED ON A PRICE OF $10.00 PER SHARE RATHER THAN THE TRADING PRICE OF THE COMMON STOCK PRIOR TO THE CONVERSION?

A. The Board of Directors of First Niagara Financial Group, Inc. selected a price of $10.00 per share for the stock offering because it is a commonly selected per share price for mutual to stock conversions of financial institutions. The number of new shares you receive for your existing First Niagara Financial Group, Inc. shares does not depend on the market price of First Niagara Financial Group, Inc. common stock. It will depend on the number of shares sold in the offering, which will in turn depend on the final independent appraisal of the pro forma market value of First Niagara Financial Group, Inc., assuming completion of the conversion and offering. The result will be that each existing stockholder will own the same percentage of First Niagara Financial Group, Inc. after the conversion as was held just prior thereto, exclusive of (i) any shares purchased by the stockholder in the offering and (ii) cash received in lieu of fractional shares.

Q.   SHOULD I SUBMIT MY STOCK CERTIFICATES NOW?

A. No. If you hold your stock certificate(s), instructions for exchanging the shares will be sent to you after completion of the conversion. If your shares are held in "street name," rather than in certificate form, the share exchange will occur automatically upon completion of the conversion.

Q.   WILL MY DIVIDENDS DECREASE?

A. No. First Niagara Financial Group, Inc. currently pays a quarterly dividend of $0.11 per share (or $0.44 per share annualized). The number of new shares of common stock that will be issued to you will be different from the number of shares of common stock that you currently own. However, the per share dividend for these new shares will be adjusted to ensure that your aggregate dividends do not decrease. Of course, there is no assurance that the Board of Directors will not change the dividend policy in the future or eliminate dividends.

Q. IF MY SHARES ARE HELD IN STREET NAME, WILL MY BROKER AUTOMATICALLY VOTE ON MY BEHALF?

A. No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, using the directions that your broker provides to you.

Q.   WHAT IF I DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER?

A. Your vote is important. The plan of re-chartering requires the approval of a majority of the issued and outstanding shares of First Niagara Financial Group. Because First Niagara Financial Group, MHC will vote in favor or the re-chartering, stockholder approval of the re-chartering is assured. The approval of the plan of conversion and reorganization requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock of First Niagara Financial Group and a majority of the votes cast by stockholders other than First Niagara Financial Group, MHC. If you do not instruct your broker to vote your shares, the unvoted proxy will not be considered as a vote cast and therefore will have no effect on the plan of conversion and reorganization.

Q. MAY I PLACE AN ORDER TO PURCHASE SHARES IN THE OFFERING, IN ADDITION TO THE SHARES THAT I WILL RECEIVE IN THE EXCHANGE?

A. Yes. Eligible depositors of First Niagara Bank have priority subscription rights allowing them to purchase common stock in the subscription offering, although no individual may purchase more than 100,000 shares of common stock, among other applicable maximum purchase limitations. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as fully described in the prospectus. First Niagara Financial Group, Inc. stockholders as of November 15, 2002 have a preference in the community offering. If you hold your stock certificate(s), you were mailed a stock order form and order reply envelope with this document. If you hold your shares in street name with a broker, you must call

                                      (ii)
     the stock information center if you would like to receive a stock order form. The toll-free telephone number is (866) 293-3776. Stock order forms and payment must be received by First Niagara Financial Group, Inc. by 11:00 a.m., New York time, on December 23, 2002.

                                Other Questions?

     For answers to other questions, please read this Proxy Statement and the enclosed prospectus. Questions about the offering or voting may be directed to the stock information center by calling toll-free (866) 293-3776, Monday through Friday, from 9:00 a.m. and 4:00 p.m., New York time.

                                     (iii)

                                 PROXY STATEMENT

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                      6950 South Transit Road, P.O. Box 514
                            Lockport, New York 14095
                                 (716) 625-7500

                         SPECIAL MEETING OF STOCKHOLDERS

                                 January 9, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Niagara Financial Group, Inc. (the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Meeting"), which will be held at Sean Patrick's Banquet Facility, 3480 Millersport Highway, Getzville, New York, on January 9, 2003 at 11:00 a.m., New York time, and all adjournments thereof. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 25, 2002.

                              REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please promptly vote your Proxy. You may vote by signing and returning your Proxy, using the enclosed postage paid envelope. Where no instructions are indicated, proxies, if signed, will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting. Alternatively, you may vote more promptly by using the telephone or Internet voting options described on the Proxy.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally, or revoke your previously submitted proxy, at the Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company's common stock at the close of business on November 15, 2002 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 26,042,467 shares of common stock issued and outstanding, 15,849,650 of which were held by First Niagara Financial Group, MHC (the "Mutual Holding Company"), and 10,192,817 of which were held by stockholders other than the Mutual Holding Company ("Public Stockholders"). The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 5% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit. This Limit does not apply to shares of common stock held by The Mutual Holding Company.

                   VOTE REQUIRED AND METHOD OF COUNTING VOTES

     The Plan of Re-Chartering must be approved by the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Consequently, broker non-votes or proxies marked "ABSTAIN" will have the same effect as a vote against the Plan of Re-Chartering. The Company anticipates that the Mutual Holding Company, the majority stockholder, will vote all of its shares in favor of the Plan of Re-Chartering. If the Mutual Holding Company votes all of its shares in favor of the Plan of Re-Chartering, the approval of the Plan of Re-Chartering is assured.

     The plan of conversion and reorganization of the Mutual Holding Company, including the transactions incident thereto (the "Mutual to Stock Conversion"), is subject to the approval of the Office of Thrift Supervision and a majority of the total votes eligible to be cast by members of the Mutual Holding Company (i.e., depositors of First Niagara Bank (the "Bank")). In addition, the Mutual to Stock Conversion must be approved by at least two-thirds of the outstanding shares of Common Stock, and a majority of votes cast by stockholders other than the Mutual Holding Company (the "Public Stockholders"). With respect to the required affirmative vote of at least two-thirds of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of a vote against the Mutual to Stock Conversion. With respect to the required affirmative vote by a majority of votes cast by stockholders other than the Mutual Holding Company, broker non-votes and abstentions will be considered as shares not voted. No proxy that is voted against approval of the Mutual to Stock Conversion will be voted in favor of adjournment to further solicit proxies. Management believes that the Mutual Holding Company will vote all of its shares to approve the Mutual to Stock Conversion.

                PROPOSAL I--APPROVAL OF THE PLAN OF RE-CHARTERING

General

     The Company currently operates in what is commonly referred to as the "two-tier" mutual holding company structure, whereby the Mutual Holding Company owns approximately 60.86% of the Company's shares of outstanding common stock and the Company owns 100% of the outstanding common stock of the Bank. As a result, both the Company and the Mutual Holding Company are regulated as mutual savings bank holding companies. The Company has the choice of being regulated as either (i) a bank holding company by the Federal Reserve Board and the New York State Banking Department, or (ii) a savings and loan holding company by the OTS. Effective November 8, 2002, the Bank converted from a New York State chartered savings bank to a federally chartered savings bank, and the Mutual Holding Company converted from a New York State chartered mutual holding company to a federally chartered mutual holding company. As a result of these charter conversions, First Niagara Financial Group is a savings and loan holding company and is required by OTS regulations to convert from a Delaware chartered corporation to a federally chartered corporation. Accordingly, we are asking stockholders to approve the conversion of the Company's existing Delaware charter to a Federal corporation pursuant to the Plan of Re-Chartering.

     If the OTS, the depositors and the stockholders of the Company approve the Mutual to Stock Conversion, the re-chartering of the Company will be an interim transaction that will facilitate the Mutual to Stock Conversion. In the Mutual to Stock Conversion, the Company, as a Federal corporation, will merge with and into a Federal interim savings bank, the survivor of the merger, which in turn will merge with the Bank. If the Mutual to Stock Conversion is not consummated, the Company will nevertheless proceed with the conversion of its charter from a Delaware corporation to a Federal corporation. The following is a discussion of the Company's Plan of Re-Chartering and the effects of the re-chartering on the Company and its stockholders, in the event that the Mutual to Stock Conversion is not consummated.

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     The re-chartering of the Company will be accomplished substantially as follows or in any other manner acceptable to the Board of Directors and applicable bank regulatory authorities: (i) the Mutual Holding Company will organize a Federal corporation as a federal mid-tier stock holding company subsidiary; (ii) the Company will merge with and into the Federal corporation with the Federal corporation as the surviving entity; and (iii) in connection with the merger in step (ii) above, all of the issued and outstanding shares of Company common stock will be deemed exchanged for an equal number of shares of common stock of the surviving Federal corporation. The agreement by which the merger referred to in step (ii) will occur is attached to this proxy statement as Exhibit A. The description of the re-chartering herein is qualified in its entirety by reference to this agreement. The OTS, the chartering authority for mutual holding companies, has approved the re-charterings.

     If the Mutual to Stock Conversion is not consummated, the Company will nevertheless proceed with the conversion of its charter from a Delaware corporation to a Federal corporation. Accordingly, set forth below is a discussion of the reasons for the re-chartering, the impact of the re-chartering on the Company, and a comparison of regulatory differences and differences in stockholders' rights that could result from the re-chartering. The following discussion includes a discussion of the material differences between the Company's current Delaware Certificate of Incorporation and Bylaws and the Company's proposed Federal Charter and Bylaws, which will be effective in its application to stockholders only if the Mutual to Stock Conversion is not completed. The following discussion is qualified in its entirety by reference to these corporate documents.

Reasons for the Re-Chartering

     The Board of Directors initially concluded that it would be in the best interests of the Company and its stockholders to operate as a federally chartered mutual holding company subsidiary. It was ultimately determined that it was also in the best interests of the Company and its stockholders to operate First Niagara Bank as a federally chartered savings bank. Accordingly, the Board adopted the Plan of Re-Chartering, and as the sole stockholder of the Bank, approved the conversion of First Niagara Bank to a federal savings bank, which conversion was effective November 8, 2002. Among the factors considered by the Board of Directors in determining to operate as a federally chartered mutual holding company were the following:

     . The OTS has adopted rules that the Board of Directors believes enhance the attractiveness of the federal mutual holding company charter and will benefit the Company and its shareholders. The new OTS rules permit the Mutual Holding Company to waive the receipt of dividends paid by the Company without causing dilution to the ownership interests of Public Stockholders in the event of a conversion of the Mutual Holding Company to stock form. By contrast, the Federal Reserve Board has not, as a matter of policy, permitted mutual holding companies to waive the receipt of dividends and management of the Company does not believe that this policy of the Federal Reserve Board will change in the foreseeable future.

     . The Board of Directors of the Company also believes that the OTS, among bank regulators, has the greatest expertise in regulating mutual holding companies and in processing mutual holding company transactions, which typically raise more complex issues than transactions by stock holding companies. The Board of Directors wishes to take advantage of this expertise so that the Company and the Bank may pursue potential transactions with a higher level of certainty.

     . Under current OTS regulations, a federally chartered holding company has no consolidated capital requirements, which enhances the flexibility to leverage its balance sheet and finance acquisitions. By contrast, the Company currently is subject to capital adequacy guidelines for bank holding companies.

     . The federal mutual holding company charter has been modernized and improved under recently enacted financial modernization legislation. Specifically, federal mutual holding companies now have all of the powers of financial holding companies, plus certain additional enumerated powers.

     . The re-chartering will result in the Company, the Mutual Holding Company and the Bank being regulated by the OTS only. Previously, the Mutual Holding Company and the Company were regulated by both the Federal Reserve Board and the New York State Banking Department.

     . As a Delaware corporation, the Company currently is subject to annual Delaware franchise taxes. Following its conversion to a Federal charter, the Company would no longer be subject to such annual taxes, thereby reducing the Company's annual non-interest expense.

     The Board also evaluated the advantages and disadvantages of operating the Bank as a federal savings bank charter, rather than as a New York chartered savings bank, including the ability of federal savings banks to branch nationwide, the greater operating flexibility associated with a federal thrift holding company charter, a single regulator for both the Bank and the Company, and the expertise of the OTS and its staff in regulating savings and loan holding companies and processing mutual holding company conversions to stock form. Management has also considered the disadvantages of a federal thrift charter, including the limitations on commercial non-real estate business loans. The Company, as the sole stockholder of the Bank, approved the re-chartering of the Bank. The Company is not requesting stockholder approval of the Bank's re-chartering.

Conditions to the Re-Chartering

     The re-chartering will not be completed unless the Plan of Re-Chartering is approved by a majority of the outstanding shares of common stock of the Company. However, because the Mutual Holding Company, which owns a majority of the outstanding shares of common stock of the Company, intends to vote its shares in favor of the Plan of Re-Chartering, the approval of the Plan of Re-Chartering is assured.

Impact of the Re-Chartering on Operations

     The re-chartering will have no impact on the daily operations of the Company, the Bank, or the Mutual Holding Company. Although the Bank converted to a federal savings bank charter, it continued its operations at the same locations, with the same management, and subject to all the rights, obligations and liabilities of the Bank existing immediately prior to the charter conversion. The re-chartering is not expected to result in any material increased expenses or regulatory burden to the Mutual Holding Company, the Company or the Bank. Following the re-chartering, the Company will continue to file periodic reports and proxy materials with the Securities and Exchange Commission (the "SEC").

Holding Company Powers and Regulation

     The following is a description of the powers and regulation of mutual bank holding companies regulated by the Federal Reserve Board and mutual savings and loan holding companies regulated by the OTS. This description does not purport to be complete and is qualified in its entirety by reference to the applicable laws and regulations.

     Regulatory Authority. Prior to the charter conversions of the Bank and the Mutual Holding Company, the Company was regulated as a bank holding company by the Federal Reserve Board under the Bank Holding Company Act and the regulations of the Federal Reserve Board. As a result of these charter conversions, the Company is regulated as a mutual savings and loan holding company under the Home Owners' Loan Act, and is registered with and subject to OTS examination and supervision, as well as certain OTS reporting requirements. Among other things, this authority permits the OTS to restrict or prohibit activities that are determined to be a serious risk to the Bank.

     Permissible Activities. The Bank Holding Company Act generally prohibits a bank holding company (including a mutual savings bank holding company) from engaging directly or indirectly in activities other than those directly related to or incidental to banking, managing or controlling banks, or providing services for its subsidiaries. The principal exceptions to these prohibitions involve certain non-bank activities which, by statute or Federal Reserve Board regulation or order, have been identified as activities closely related to the business of banking or managing or controlling banks. The list of activities permitted by the Federal Reserve Board includes, among other things: owning a savings association, mortgage company, finance company, credit card company or factoring company; performing certain data processing operations; providing certain investment and financial advice; underwriting and acting as an insurance agent for certain types of credit-related insurance; leasing property on a full payout, non-operating basis; selling money orders, travelers' checks and United States savings bonds; appraising real estate and personal property; providing tax planning and preparation services; and, subject to certain limitations, providing securities brokerage services for customers. The recently enacted Gramm-Leach-Bliley Act has expanded the permissible activities of bank holding companies that elect to be regulated as "financial holding companies." Financial holding companies are companies that elect to be so treated and that meet certain safety and soundness requirements, and have a "satisfactory" rating under the Community Reinvestment Act. Financial holding companies have authority to engage in activities that are determined to be "financial in nature" or complementary or incidental to such activities, including insurance and securities underwriting activities. The Company had not elected to be regulated as a financial holding company.

     Under the Home Owners' Loan Act and OTS regulations, a federal mutual holding company is permitted to, among other things: (i) own a savings association or savings bank; (ii) acquire a mutual institution; (iii) merge with or acquire another mutual holding company, one of whose subsidiaries is a savings institution; (iv) acquire non-controlling amounts of the stock of savings institutions and savings institution holding companies, subject to certain restrictions; (v) invest in any corporation that a savings association may invest in under federal law or under the law of any state where the savings association has its home office; (vi) furnish or perform management services for a savings institution subsidiary; (vii) hold, manage or liquidate assets owned or acquired from a savings institution subsidiary of such company; (viii) hold or manage properties used or occupied by a savings institution subsidiary of such company; and (ix) act as a trustee under deed or trust. In addition, a federal mutual holding company may engage in any other activity that is permissible for bank holding companies under the Bank Holding Company Act, or in which multiple savings and loan companies may engage. Finally, under recently enacted financial modernization legislation, federal mutual holding companies may engage in any activity in which a financial holding company may engage, including maintaining an insurance agency, escrow business and underwriting securities and insurance. Moreover, a federal mutual holding company may engage in the activities of a financial holding company without having to make the financial holding company election that is applicable to bank holding companies.

     Holding Company Regulatory Capital Requirements. A bank holding company is subject to the Federal Reserve Board's capital adequacy guidelines on a consolidated basis. Under Federal Reserve Board policy, a bank holding company must serve as a source of strength for its subsidiary bank. Under this policy, the Federal Reserve Board may require, and has required in the past, a holding company to contribute additional capital to an undercapitalized savings bank. Mutual savings and loan holding companies do not have any regulatory capital requirements.

     Mergers and Acquisitions. A bank holding company is required to obtain the approval of the Federal Reserve Board before: (i) acquiring, directly or indirectly, the ownership or control of any voting securities of another bank or bank holding company if, after such acquisition, it would own or control more than 5% of such shares; (ii) acquiring all or substantially all of the assets of another bank or bank holding company; or (iii) merging or consolidating with another bank holding company. The Bank Holding Company Act prohibits a bank holding company, with certain exceptions, from acquiring direct or indirect ownership or control of more than 5% of the voting shares of any company that is not a bank or bank holding company. The Home Owners' Loan Act prohibits a savings and loan holding company from, directly or indirectly, acquiring more than 5% of the voting stock of another savings association or savings and loan holding company, or from acquiring such an institution or company by merger, consolidation, or purchase of its assets, without the prior written approval of the OTS. In evaluating applications by holding companies to acquire other financial institutions, both the OTS and the Federal Reserve Board consider the financial and managerial resources and future prospects of the acquiror and the merging institution, the convenience and needs of the community and competitive factors.

     Payment of Cash Dividends. The Federal Reserve Board has issued a policy statement on payment of cash dividends by bank holding companies that states that a bank holding company should pay cash dividends only to the extent that the holding company's net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the holding company's capital needs, asset quality and overall financial condition. The Federal Reserve Board has also indicated that it would be inappropriate for a company experiencing serious financial problems to borrow funds to pay dividends. Furthermore, under the prompt corrective action regulations adopted by the Federal Reserve Board, the Federal Reserve Board may prohibit a bank holding company from paying any dividends if the holding company's bank subsidiary is classified as "under-capitalized." OTS regulations generally do not restrict the ability of a savings and loan holding company to pay dividends.

     Stock Repurchases. A bank holding company is required to give the Federal Reserve Board prior written notice of any purchase or redemption of its outstanding equity securities if the gross consideration for the purchase or redemption, when combined with the net consideration paid for all such purchases or redemptions during the preceding 12 months, is equal to 10% or more of its consolidated net worth. The Federal Reserve Board may disapprove such a purchase or redemption if it determines that the proposal would constitute an unsafe or unsound practice or would violate any law, regulation, Federal Reserve Board order, or any condition imposed by, or written agreement with, the Federal Reserve Board. This notification requirement does not apply to any company that meets the well-capitalized standard for commercial banks, has a safety and soundness examination rating of at least a "2" and is not subject to any unresolved supervisory issues. The OTS restricts stock repurchases by holding companies of recently converted savings institutions or mutual holding companies to 5% of their outstanding shares during the first year after a conversion. However, following the first year anniversary of the conversion, the OTS imposes no restrictions on stock repurchases.

     Qualified Thrift Lender Test. In order for the Company to be regulated as a savings and loan holding company by the OTS (rather than as a bank holding company by the Federal Reserve Board), the Bank had to qualify as a "qualified thrift lender" under OTS regulations or satisfy the "domestic building and loan association" test under the Internal Revenue Code. Under the qualified thrift lender test, a savings institution is required to maintain at least 65% of its "portfolio assets" (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain "qualified thrift investments" (primarily residential mortgages and related investments, including certain mortgage-backed and related securities) in at least nine months out of each 12 month period. There was no similar requirement to qualify for regulation as a bank holding company.

     Federal Securities Laws. The Company's common stock currently is registered with the SEC under the Securities Exchange Act of 1934. The Company currently observes the information, proxy solicitation, insider trading restrictions and other requirements under this act. The re-chartering will not change the registration of the common stock under this act, as the Company will continue to comply with the requirements of this act following the re-chartering.

Indemnification of Officers and Directors and Limitation of Liability

     The Company's current Certificate of Incorporation and Bylaws seek to ensure that the ability of directors and executive officers to exercise their best business judgment in managing corporate affairs, subject to their continuing fiduciary duties of loyalty to the Company and its shareholders, is not unreasonably impeded by exposure to the potentially high personal costs or other uncertainties of litigation. The Certificate of Incorporation provides that a director or officer of the Company while serving as such shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law against all expense, liability and loss (including attorneys' fees or penalties and amounts paid in settlement) reasonably incurred or suffered by such persons. The right to indemnification includes the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, if required under the Delaware General Corporation Law, any such advancement of expenses is subject to the indemnified person's undertaking to repay all amounts so advanced if a final judicial decision finds that the person was not entitled to be indemnified. Generally, under the Delaware General Corporation Law, an individual may not be indemnified (i) in connection with a proceeding by or in the right of the Company in which the individual was adjudged liable to the Company, or (ii) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him, unless a court determines he is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

     In addition, the Company's current Certificate of Incorporation provides that a director will not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty except for liability (i) for any breach of his duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising from certain unlawful distributions, or (iv) for any transaction from which the director derived an improper personal benefit.

     The Company's proposed federal mid-tier holding company Charter and Bylaws do not similarly provide for indemnification of directors and executive officers, but does include a similar limitation of liability for directors. However, the OTS has indicated that as a matter of policy, mid-tier stock holding companies are subject to the same regulations with respect to indemnification to which federal savings banks are subject. OTS regulations require a federal savings bank to indemnify its directors, officers and employees against legal and other expenses incurred in defending lawsuits brought or threatened against them by reason of their performance as directors, officers, or employees. Indemnification may be made only if final judgment on the merits is in the person's favor or in case of (i) settlement, (ii) final judgment against the person, or (iii) final judgment in such person's favor, other than on the merits, if a majority of the disinterested directors of the savings bank determine that the person was acting in good faith within the scope of such person's employment or authority as such person could reasonably have perceived it under the circumstances and for a purpose such person could have reasonably believed under the circumstances was in the best interests of the savings bank or its shareholders. If a majority of the disinterested directors of the savings bank concludes that in connection with an action any person ultimately may become entitled to indemnification, the directors may authorize payment of reasonable costs and expenses arising from defense or settlement of such action. A savings bank is required to give the OTS at least sixty (60) days notice of its intention to make indemnification and no indemnification shall be made if the OTS objects to the savings bank in writing.

     To the best of management's knowledge, there is currently no pending or threatened litigation for which indemnification may be sought.

Comparison of Stockholder Rights Under Federal and Delaware Law and Certain Anti-Takeover Provisions

     If the Mutual to Stock Conversion is not consummated, holders of the Company's common stock, whose rights are presently governed by the Certificate of Incorporation and Bylaws of the Company as a Delaware corporation, will become shareholders of the Company whose rights will be governed by the Federal Charter and Bylaws of the Company.

     Capital Stock. The Company's Delaware Certificate of Incorporation authorizes the Company to issue 45,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. The Company's Federal Charter would authorize the Company to issue 85,000,000 shares of common stock, par value $0.01 per share, as well as 15,000,000 shares of serial preferred stock, par value $0.01 per share. As of the Record Date, the Company had 26,042,467 shares of common stock outstanding, and the Federal Charter would permit the Company to issue up to 85,000,000 shares of common stock and 15,000,000 shares of preferred stock without prior stockholder approval, unless such approval is required by a securities exchange.

     Cumulative Voting. Neither the Company's Delaware Certificate of Incorporation or the Company's Federal Charter provide for cumulative voting. The absence of cumulative voting means that the holders of a majority of the shares voted at a meeting of shareholders may elect all the directors of the Company, thereby precluding minority stockholder representation on the Board of Directors.

     Preemptive Rights. Under both the Company's Delaware Certificate of Incorporation and the Company's Federal Charter, holders of common stock will not be entitled to preemptive rights with respect to any shares that may be issued.

     Vacancies on the Board of Directors. Under the Company's Delaware Certificate of Incorporation, a majority vote of directors then in office may appoint new directors to fill vacancies on the Board and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been chosen expires. In contrast, the Company's Federal Charter provides that any director appointed by a majority of the remaining directors to fill a vacancy shall serve for a term of office continuing only until the next election of directors by shareholders.

     Number and Term of Directors. The Company's Delaware Certificate of Incorporation provides that the number of directors shall be fixed from time to time exclusively by the Board of Directors and that the directors shall be divided into three classes. The Bylaws provide that the number of directors shall be not less than seven or more than 20. The Company's Federal Charter provides that the number of directors shall be not fewer than five or more than 15, unless the OTS approves a greater or lesser number. The Company's Federal Bylaws specify that the number of directors shall be 13. The Federal Bylaws also provide for the Board of Directors to be divided into three classes as nearly equal in number as possible.

     Presentation of New Business or Nominations for Director at Meetings of Shareholders. The Company's Delaware Bylaws generally provide that for a stockholder to properly bring business before an annual meeting of shareholders or make a nomination to the Board of Directors, he must deliver notice not less than 90 days prior to the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting.

     The Company's Federal Bylaws provide that any new business to be taken up at an annual meeting of shareholders must be filed with the Secretary of the Company at least 20 days prior to the date of the annual meeting. Such Bylaws also provide that no nominations for directors by shareholders shall be considered at an annual meeting unless made by shareholders in writing and delivered to the Secretary of the Company at least 20 days prior to the date of the annual meeting.

     Amendment of Chartering Instrument and Bylaws. Amendments to the Company's Delaware Certificate of Incorporation must be approved by a majority vote of its Board of Directors and also by a majority of the outstanding shares of its voting stock, provided, however, that an affirmative vote of at least 80% of the outstanding voting stock entitled to vote (after giving effect to the provision limiting voting rights of certain persons owning in excess of 5% of the outstanding shares, described below) is required to amend or repeal certain provisions of the Certificate of Incorporation, including the provisions limiting voting rights, the provisions relating to approval of certain business combinations, provisions relating to the calling of special meetings of shareholders, the number and classification of directors, and director and officer indemnification by the Company. The Company's current Delaware Bylaws may be amended by its Board of Directors or by a vote of 80% of the total votes eligible to be voted at a duly constituted meeting of shareholders.

     The Company's Federal Charter may be amended if such amendment is proposed by the Board of Directors and approved by shareholders by a majority of the votes eligible to be cast, unless a higher vote is required by the OTS. The Company's Federal Bylaws may be amended upon approval by a majority vote of the authorized Board of Directors or by a majority vote of the votes cast by shareholders of the Company (and upon receipt of approval by the OTS, if applicable).

     Evaluation of Offers. The Company's Delaware Certificate of Incorporation provides that the Board of Directors, when evaluating any offer to (i) make a tender or exchange offer for any equity securities of the Company, (ii) merge or consolidate the Company with another corporation or entity, or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of the Company, may, in connection with the exercise of its judgment in determining what is in the best interests of the Company and its shareholders, give due consideration to all relevant factors, including without limitation, the social and economic effect of acceptance of the offer on the Company's present and future customers and employees and those of its subsidiaries; on the communities in which the Company and its subsidiaries operate or are located; on the ability of the Company to fulfill its corporate objectives as a savings bank holding company; and on the ability of its subsidiary savings bank to fulfill the objectives of a stock savings bank under applicable statutes and regulations. The Company's proposed Federal Charter has no similar provision.

     Limitation on Voting Rights. The Company's current Certificate of Incorporation provides that no person who beneficially owns, directly or indirectly, in excess of 5% of the then outstanding shares of common stock of the Company (the "Limit") shall be entitled or permitted to vote in respect of the shares held in excess of the Limit (except that this restriction and limitation shall not apply to the Mutual Holding Company or any tax qualified employee stock benefit plan established by the Company). The proposed Federal Charter does not contain a similar provision regarding voting of shares in excess of the Limit.

Optional Exchange of Stock Certificates

     After the re-chartering, stock certificates evidencing shares of common stock of the Company under its Delaware Certificate of Incorporation and Bylaws will represent, by operation of law, the same number of shares of Company common stock under the Federal Charter. Holders of common stock will not be required to exchange their existing stock certificates for new stock certificates of the Company as a Federal corporation, but will have the option to do so. DO NOT SEND YOUR STOCK CERTIFICATES TO THE COMPANY AT THIS TIME.

Tax Consequences

     The Company has received an opinion of its special counsel, Luse Gorman Pomerenk & Schick, P.C., Washington, D.C., that the re-chartering constitutes reorganization under Section 368 of the Internal Revenue Code, and that no gain or loss will be recognized by Company shareholders as a result of the re-chartering. It should be noted that this opinion of counsel is not binding upon the Internal Revenue Service. Each stockholder of the Company should consult his own tax counsel as to specific federal, state and local tax consequences of the re-chartering, if any, to such stockholder.

Accounting Treatment

     The re-chartering will be accounted for in a manner similar to a pooling-of-interests method and therefore, no goodwill will result from the re-chartering, although goodwill reported prior to the re-chartering will be carried forward at historical cost.

Amendment or Termination of the Plan of Re-Chartering

     The Board of Directors of the Company may cause the Plan of Re-Chartering to be amended or terminated if the Board determines for any reason that such amendment or termination would be advisable. However, no such amendment may be made to the Plan of Re-Chartering after stockholder approval if such amendment is deemed to be materially adverse to the shareholders of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE RE-CHARTERING IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE PLAN OF RE-CHARTERING.

       PROPOSAL II--APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION

     In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Company, the Conversion and related stock offering. The Prospectus is incorporated by reference into this Proxy Statement. Therefore, you should carefully read the Prospectus prior to voting on the proposal to be presented at the Meeting. Details of the Conversion are addressed in the Prospectus sections entitled "Summary" and "The Conversion."

     Under OTS regulations, Public Stockholders will not have dissenters' rights or appraisal rights in connection with the exchange of their common stock for shares of common stock of First Niagara Financial Group pursuant to the exchange ratio described in the Prospectus.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The Plan sets forth the terms, conditions, and provisions of the proposed conversion. The Certificate of Incorporation and Bylaws of the new Delaware corporation are exhibits to the Plan. If you would like to receive an additional copy of the Prospectus, or a copy of the Plan and the Certificate of Incorporation and Bylaws of the new Delaware corporation, you must request such materials in writing, addressed to the Secretary of the new Delaware corporation at the address given above. Such requests must be received by the Company no later than December 23, 2002. If the Company does not receive your request by such date, you will not be entitled to have such materials mailed to you.

     To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors, or regular employees of the Company and/or the Bank, in person, by telephone, or through other forms of communication and, if necessary, the Meeting may be adjourned to a later date. Such persons will be reimbursed by the Company and/or the Bank for their reasonable out-of-pocket expenses, including, but not limited to, telephone and postage expenses incurred in connection with such solicitation. The Company and/or the Bank have not retained a proxy solicitation firm to provide advisory services in connection with the solicitation of proxies. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PLAN.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK IN THE OFFERING. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS

                                          /s/Robert N. Murphy
                                          Robert N. Murphy
                                          Corporate Secretary

Lockport, New York
November 14, 2002

                                                                       Exhibit A

                                     FORM OF
                           AGREEMENT OF MERGER BETWEEN
               FIRST NIAGARA FINANCIAL GROUP, INC. (Delaware) AND
                  FIRST NIAGARA FINANCIAL GROUP, INC. (Federal)

     THIS AGREEMENT OF MERGER (this "Agreement"), dated as of November 8, 2002, is made by and between First Niagara Financial Group, Inc., a Delaware corporation ("Mid-Tier Holding Company") and First Niagara Financial Group, Inc., a federal corporation ("Federal Mid-Tier").

                                R E C I T A L S :

     1. The Mid-Tier Holding Company is a Delaware corporation. As of the date hereof, the Mid-Tier Holding Company has authorized capital stock consisting of 45,000,000 shares of common stock, and 5,000,000 shares of preferred stock, of which there are 26,042,467 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

     2. Federal Mid-Tier is a Federal corporation. As of the date hereof, Federal Mid-Tier has authorized capital stock consisting of 85,000,000 shares of common stock and 15,000,000 shares of preferred stock, of which there are 1,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

     3. At least two-thirds of the members of the board of directors of the Mid-Tier Holding Company and the board of directors of Federal Mid-Tier have approved this Agreement whereby the Mid-Tier Holding Company shall be merged with and into Federal Mid-Tier with Federal Mid-Tier as the surviving or resulting mid-tier holding company (the "Mid-Tier Merger"), and authorized the execution and delivery thereof.

     4. At least two thirds of the issued and outstanding shares of Mid-Tier Holding Company common stock and Federal Mid-Tier common stock has been voted in favor of the Mid-Tier Merger.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto have agreed as follows:

     1. Merger. At and on the Effective Date of the Mid-Tier Merger, (i) Mid-Tier Holding Company shall merge with and into Federal Mid-Tier with Federal Mid-Tier as the resulting entity (the "Resulting Company"), (ii) Mid-Tier Holding Company stockholders shall receive shares of Federal Mid-Tier common stock in exchange for their Mid-Tier Holding Company common stock on a one-for-one basis, and (iii) the 1,000 shares of outstanding common stock of the Federal Mid-Tier shall be cancelled.

     2. Effective Date. The effective date of the Mid-Tier Merger (the "Effective Date") shall not be until and unless it is approved by the Office of Thrift Supervision (the "OTS") after approval by at least two-thirds of the outstanding shares of common stock of the Mid-Tier Holding Company and two-thirds of the outstanding shares of common stock of Federal Mid-Tier.

     3. Name. The name of the Resulting Company shall First Niagara Financial Group, Inc.

     4. Offices. The main office of the Resulting Company shall be 6950 South Transit Road, P. O. Box 514, Lockport, New York 14095-0514.

     5. Directors and Officers. The directors and officers of Mid-Tier Holding Company immediately prior to the Effective Date shall be the directors and officers of the Resulting Company after the Effective Date.

     6. Rights and Duties of the Resulting Company. At the Effective Date, Mid-Tier Holding Company shall be merged with and into Federal Mid-Tier with Federal Mid-Tier as the Resulting Company. The business of the Resulting Company shall be that of a federal stock holding company as provided in its charter. All assets, rights, interests, privileges, powers, franchises and property (real, personal and mixed) of Mid-Tier Holding Company shall be automatically transferred to and vested in the Resulting Company by virtue of the Mid-Tier Merger without any deed or other document of transfer. The Resulting Company, without any order or action on the part of any court or otherwise and without any documents of assumption or assignment, shall hold and enjoy all of the properties, franchises and interests, including appointments, powers, designations, nominations and all other rights and interests as the agent or other fiduciary in the same manner and to the same extent as such rights, franchises, and interests and powers were held or enjoyed by the Mid-Tier Holding Company and Federal Mid-Tier. The Resulting Company shall be responsible for all of the liabilities, restrictions and duties of every kind and description of Mid-Tier Holding Company and the Federal Mid-Tier immediately prior to the Mid-Tier Merger, including liabilities for all debts, obligations and contracts of the Mid-Tier Holding Company and Federal Mid-Tier, matured or unmatured, whether accrued, absolute, contingent or otherwise and whether or not reflected or reserved against on balance sheets, books of accounts or records of Mid-Tier Holding Company and Federal Mid-Tier. All rights of creditors and other obligees and all liens on property of Mid-Tier Holding Company, and Federal Mid-Tier shall be preserved and shall not be released or impaired.

     IN WITNESS WHEREOF, Mid-Tier Holding Company and Federal Mid-Tier have caused this Agreement to be executed as of the date first above written.

                                        First Niagara Financial Group, Inc.
                                        (a Federal corporation)
ATTEST:

_________________________________       By: __________________________________
Robert N. Murphy, Corporate Secretary       William E. Swan, Chairman, President
                                            and Chief Executive Officer

                                        First Niagara Financial Group, Inc.
                                        (a Delaware corporation)
ATTEST:

__________________________________      By: __________________________________
Robert N. Murphy, Corporate Secretary       William E. Swan, Chairman, President
                                            and Chief Executive Officer

                                 REVOCABLE PROXY

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                 JANUARY 9, 2003

         The undersigned hereby appoints the full Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of First Niagara Financial Group, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders ("Meeting") to be held at the Sean Patrick's Banquet Facility, 3480 Millersport Highway, Getzville, New York, at 11:00 a.m., New York Time, on January 9, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                     FOR           AGAINST         ABSTAIN
                                                                                     ---           -------         -------
  1.  The approval of the Plan of re-chartering by which the Company will            [_]             [_]             [_]
      convert its charter from a Delaware corporation to a federal corporation.

  2.  A plan of conversion and reorganization (the "Plan") pursuant to which         [_]             [_]             [_]
      First Niagara Financial Group, MHC (the "Mutual Holding Company") will be merged into First Niagara Bank, and the Company will be succeeded by a new
      Delaware corporation with the same name as the Company which has been established for the purpose of completing the conversion and reorganization. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering. Common stock of the Company currently held by public stockholders will be converted into new shares pursuant to an exchange ratio that will ensure that stockholders at the time of the conversion will own the same percentage of the Company after the conversion as was held immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.

The Board of Directors recommends a vote "FOR" the listed proposals.

--------------------------------------------------------------------------------
IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED. THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.

Dated: _________________, 2002


___________________________                          ___________________________
PRINT NAME OF STOCKHOLDER                            PRINT NAME OF STOCKHOLDER


___________________________                          ___________________________
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
        Please complete, date and sign this proxy and return it promptly in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------